Exhibit 10.3

DENTONS

Subordination deed

Dated 16 August 2017

Evolving Systems, Inc.

(the Parent)

Evolving Systems Holdings Limited

(the Company)

The companies listed In Schedule 1

(the Original Intra-Group Creditors)

East West Bank

(the Senior Creditor)

Dentons UKMEA LLP
One Fleet Place
London EC4M 7WS
United  Kingdom
DX2 242

Subordination deed

Dated 16 August 2017

Between

(1)                                 Evolving Systems Inc., a company incorporated in Delaware with registered number 2580274 (the Parent);

(2)                                 Evolving Systems Holdings Limited, a company incorporated under the laws of England and Wales with registered number 05272751 having its registered office at 2nd Floor, 31 Chertsey Street, Guildford, Surrey GU1 4HD (the Company);

(3)                                 The Companies listed in Schedule 2 (Obligors) (each an Original Obligor);

(4)                                 The companies listed in Schedule 1 (Original Intra-Group Creditors) (each an Original Intra-Group Creditor); and

(5)                                 East West Bank (the Senior Creditor, together with the Intra-Group Creditors, the Creditors).

Recitals

A.                                    The Senior Creditor has agreed to make credit facilities available to the Company on the terms of the Senior Facility Agreement.

B.                                    The Intra-Group Creditors have made loans to Obligors.

C.                                    The Company and the Creditors have agreed to enter into this Deed to regulate the respective claims of the Creditors against Obligors.

This deed witnesses

1                                         Definitions and Interpretation

1.1                               Definitions

In this Deed:

Accession Deed means a deed executed by a person substantially in the form set out in Schedule 3 (Form of Intra-Group Creditor/Obligor Accession Deed), with those amendments which the lender may approve or reasonably require.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London and San Francisco.

Creditor Debt means the Senior Debt and the Intra-Group Debt. Enforcement Action means:

(a)                                 demanding, or proving for, any Creditor Debt;

(b)                                 taking any step to:

(i)            (in the case of the Senior Creditor) enforce any Senior Security, or to crystallise any floating charge which is Senior Security;

(ii)           start or join any legal or arbitration proceedings to recover any Creditor Debt;

(Iii)          exercise any right of set-off or combination of accounts in relation to any Creditor Debt: or

(iv)          exercise any right to require a person to acquire any Creditor Debt:

(c)                                  taking any corporate action, legal proceedings or other procedure or step (including making an application, presenting a petition, filing or serving a notice or passing a resolution) in relation to:

(i)            an Obligor suspending payments on any of its debts, or any moratorium of any indebtedness of an Obligor:

(ii)           a composition, compromise, assignment or arrangement with an Obligor or any creditor of an Obligor:

(iii)          the winding-up, dissolution, administration or reorganisation (by voluntary arrangement, scheme of arrangement or otherwise) of an Obligor:

(iv)          appointing a liquidator, supervisor, receiver, administrator, administrative receiver, compulsory manager, trustee or other similar officer in respect of an Obligor or any of its assets: or

(v)           any analogous procedure or steps taken In any jurisdiction; or

(d)                                 taking any other step to recover any Creditor Debt.

Finance Document means a Senior Finance Document or a Junior Finance Document Insolvency Event means, in relation to a Group Company:

(a)                                 any resolution being passed or order made for its winding up, dissolution, administration or reorganisation, or a moratorium being declared in relation to any of its Indebtedness:

(b)                                 any composition, compromise, assignment or arrangement being made with any of its creditors:

(c)                                  any liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer being appointed in respect of it or any of Its assets; or

(d)                                 any analogous procedure or step being taken in any jurisdiction.

Intra-Group Creditor means each Original Intra-Group Creditor and each company which accedes as an Intra-Group Creditor by executing an Intra-Group Creditor Accession Deed in accordance with Clause 16.1 (Additional Intra-Group Creditors).

Intra-Group Debt means all liabilities of an Obligor to the Intra-Group Creditors.

Junior Finance Document means the Junior Loan Agreements and any other agreement or document under which Intra-Group Debt may arise.

Junior Loan Agreements means any loan agreement between an Obligor and an Intra- Group Creditor.

Obligor means each Original Obligor and each company which accedes as an Obligor by executing an Accession Deed in accordance with Clause 16.2 (Additional Obligors).

Permitted Junior Payment means a payment permitted under Clause 7.1.1 (Permitted Junior Payments).

Security means a mortgage, charge, pledge. lien, assignment by way of security, retention of title provision, trust or flawed asset arrangement (for the purpose of, or which has the effect of, granting security) or other security interest securing any obligation of any person or any other agreement or arrangement in any jurisdiction having a similar effect.

Senior Debt means all liabilities of the Obligors to the Senior Creditor under the Senior Finance Documents.

Senior Debt Period means the period starting on the date of this Deed and ending on the date on which the Senior Creditor is satisfied that:

(a)                                 the Senior Debt has been fully and finally discharged; and

(b)                                 the Senior Creditor has no further obligation to provide financial accommodation to the Obligors under the Senior Finance Documents.

Senior Default has the same meaning as the term Event of Default in the Senior Facility Agreement.

Senior Facility Agreement means the facility agreement between among others the Company and the Senior Creditor dated on or around the date of this Deed.

Senior Finance Document has the same meaning as the term Finance Document in the Senior Facility Agreement.

Senior Security means any Security created pursuant to, or evidenced by, the Senior Finance Documents.

Subsidiary has the same meaning as in the Senior Facility Agreement.

1.2                               Interpretation

1.2.1                     In this Deed, unless otherwise indicated:

(a)                                 the headings of Clauses are for ease of reference only;

(b)                                 any reference:

(i)            to any document or other agreement, shall be deemed to include references to such document as amended, extended, novated, supplemented or replaced from time to time in accordance with this Deed (but not otherwise);

(ii)           to liabilities includes any obligation, whether:

(A)                               incurred as principal or as surety;

(B)                               in respect of indebtedness or not;

(C)                               present or future, or actual or contingent; or

(D)                               owed jointly or severally or in any other capacity,

and any reference to liabilities owed to a person includes liabilities assigned or transferred to, or otherwise acquired by, that person at any time;

(iii)          to the Company, the Senior Creditor, Obligor and the Intra-Group Creditors shall be deemed to include their successors, transferees and assigns (in the case of the Company and the Intra-Group Creditors, to the extent permitted pursuant to this Deed);

(iv)                              to the words include(s) or including shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any preceding words; and

(v)                                 to a Creditor recovering any liability, includes the amount of that liability being reduced by set-off.

1.2.2                     A Senior Default is continuing if it is treated as continuing under the Senior Facility Agreement.

1.3                               Effect as a deed

This Deed shall take effect as a deed even if it is signed under hand on behalf of the Senior Creditor.

2                                         Status of Obligors

2.1                               Purpose of entering this Deed

The Obligors enter into this Deed to acknowledge the arrangements between the Creditors and to give certain undertakings to the Creditors.

2.2                               Reliance

No undertaking of a Creditor in this Deed is for the benefit of, or is enforceable by, the Obligors.

3                                         Subordination of Intra-Group Debt

The Intra-Group Debt is subordinated to the Senior Debt under, and subject to the terms of, this Deed.

4                                         Senior Creditor and Senior Debt

4.1                               Amendments to Senior Finance Documents

The Intra-Group Creditors agree that the Senior Creditor may amend, waive or supplement the terms of any Senior Finance Document in accordance with its terms at any time.

4.2                               Enforcement by Senior Creditor

The Intra-Group Creditors agree that:

(a)                                 nothing in this Deed prevents the Senior Creditor from taking any Enforcement Action in relation to the Senior Debt or the Senior Security at any time;

(b)                                 the Senior Creditor has no obligation to take any Enforcement Action in any circumstances; and

(c)                                  the Senior Creditor may exercise any rights and discretions (including the giving or refusal of consents) and perform its duties under the Senior Finance Documents in the manner it sees fit and solely having regard to its own interests.

5                                         Obligor undertakings

During the Senior Debt Period, the Obligors must not, without the consent of the Senior Creditor:

(a)                                 make, or help or authorise any other person to make, any payment of any Intra-Group Debt, in cash or In kind, except for Permitted Junior Payments;

(b)                                 buy or otherwise acquire, or allow any Subsidiary of it to buy or otherwise acquire, any Intra-Group Debt;

(c)                                  discharge or seek to discharge any Intra-Group Debt by set-off, combination of accounts or otherwise, except for Permitted Junior Payments;

(d)                                 create or allow to subsist any Security over any of its assets for any Intra-Group Debt;

(e)                                  enter into any Junior Finance Document, or agree to any amendment to a Junior Finance Document, that an Intra-Group Creditor must not enter into, take the benefit of, or agree to under Clause 6.1 (Negative undertakings);

(f)                                   give any financial support (including taking any participation, giving any guarantee, or making any deposit or payment) to any person in respect of the Intra-Group Debt or to enable any person to do so; or

(g)                                  take any action which might prejudice the priorities and subordination which this Deed contemplates.

6                                         Intra-Group Creditor undertakings

The undertakings in this Clause 6 remain in force during the Senior Debt Period.

6.1                               Negative undertakings

Each Intra-Group Creditor must not, without the consent of the Senior Creditor:

(a)                                 take any Enforcement Action other than as requested by the Senior Creditor in accordance with Clause 8 (Obligations on Insolvency);

(b)                                 assign or purport to assign or transfer any Intra-Group Debt to an Obligor, or to any subsidiary of an Obligor;

(c)                                  take or allow to subsist any Security or any financial support (including any participation, guarantee or any deposit) for, or in respect of, any Intra-Group Debt; or

(d)                                 take any action which might prejudice the priorities and subordination which this Deed contemplates.

6.1.2                     At the request of the Senior Creditor, each Intra-Group Creditor shall promptly notify it of the amount of the Intra-Group Debt, and of any other information about the Intra-Group Debt the Senior Creditor may reasonably request.

7                                         Intra-Group Debt: permitted actions

7.1                               Permitted Junior Payments

7.1.1                     Each Obligor may pay to the Intra-Group Creditors principal, interest and fees in accordance with the terms of a Junior Loan Agreement if no Stop Notice is then outstanding pursuant to Clause 7.1.2.

7.1.2                     While a Senior Default is continuing, the Senior Creditor may serve a written notice (a Stop Notice) on an Intra-Group Creditor and an Obligor specifying the Senior Default and suspending Permitted Junior Payments. Once the Senior Creditor has served a Stop Notice, that Stop Notice shall be outstanding until the earliest of:

(a)                                 the date on which the Senior Default ceases to be continuing;

(b)                                 the date on which the Senior Creditor, by written notice to the Company and the Intra-Group Creditor, cancels the Stop Notice; and

(c)                                  the end of the Senior Debt Period.

8                                         Obligations on Insolvency

After an Insolvency Event during the Senior Debt Period, each Intra-Group Creditor must, at the request of the Senior Creditor:

(a)                                 prove for the Intra-Group Debt, or take any other step the Senior Creditor considers necessary to recover the Intra-Group Debt;

(b)                                 direct the trustee in bankruptcy, liquidator, administrator, assignee or other person distributing an Obligor’s assets or their proceeds to pay distributions on the Intra- Group Debt direct to the Senior Creditor until the Senior Debt is irrevocably paid in full; and

(c)                                  give any notices and do anything else the Senior Creditor may reasonably request to give effect to this Clause,

and if an Intra-Group Creditor receives or recovers any amount on account of or in relation to the Intra-Group Debt, it must deal with that amount in accordance with Clause 9 (Turnover).

9                                         Turnover

9.1                               Turnover obligation

Subject to Clause 9.2 (Exception), if an Intra-Group Creditor receives or recovers any amount on account of or in relation to the Intra-Group Debt during the Senior Debt Period, it must promptly:

(a)                                 pay to the Senior Creditor an amount of that receipt or recovery equal to the then outstanding Senior Debt (as certified by the Senior Creditor) or, if less, the amount received or recovered, for application towards the Senior Debt; and

(b)                                 if the receipt or recovery occurs before an Insolvency Event and exceeds the then outstanding Senior Debt (as certified by the Senior Creditor), pay back to the relevant Obligor an amount equal to that excess.

9.2                               Exception

Clause 9.1 (Turnover obligation) does not apply to any Permitted Junior Payment that an Intra-Group Creditor receives or recovers before an Insolvency Event.

9.3                               Trust

If an Intra-Group Creditor holds any amount which, under the terms of Clause 9.1 (Turnover obligation) it must pay to the Senior Creditor, the Intra-Group Creditor will hold that amount on trust for the Senior Creditor until it has done so.

10                                  Protection of subordination

10.1                        Continuing subordination

The subordination provisions in this Deed constitute a continuing subordination and will extend to the ultimate balance of sums payable by the Obligors to the Senior Creditor under the Senior Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

10.2                        Waiver of defences

The provisions of this Deed will not be affected by an act, omission, matter or thing which, but for this Clause 10.2, would reduce, release or prejudice the subordination and priorities expressed to be created by this Deed including (whether or not known to any party):

(a)                                 any time, waiver or consent granted to, or composition with, an Obligor or other person;

(b)                                 the release of an Obligor or any other person under the terms of any composition or arrangement with any creditor of an Obligor;

(c)                                  the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of,  an Obligor or other person or any non presentation or non observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(d)                                 any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or other person;

(e)                                  any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Finance Document or any other document or security;

(f)                                   any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

(g)                                  any intermediate payment or other discharge of any of the Senior Debt in whole or in part; or

(h)                                 any insolvency or similar proceedings.

10.3                        Non-competition

During the Senior Debt Period, each Intra-Group Creditor shall not, unless the Senior Creditor otherwise directs, exercise any right which it may have by reason of performance by it of its obligations under this Deed or by reason of any amount being payable, or liability arising under Clause 9 (Turnover):

(a)                                 to be indemnified by an Obligor or of contribution against any person;

(b)                                 to take the benefit (whether by way of subrogation of otherwise) of any rights of, or Security held by, the Senior Creditor.

(c)                                  to claim, rank, prove or vote as a creditor of an Obligor or its estate in competition with the Senior Creditor; or

(d)                                 receive, claim or have the benefit of any payment. distribution or Security from or on account of an Obligor.

10.4                        Appropriations

During the Senior Debt Period, the Senior Creditor may:

(a)                                 refrain from applying or enforcing any other moneys, Security or rights held or received by it (or any trustee or agent on its behalf) in respect of amounts which may be or become payable by an Obligor or an Intra-Group Creditor under or in connection with this Deed, or apply and enforce them in such manner and order as it sees fit (whether against those amounts or otherwise) and neither the Intra-Group Creditor nor any Obligor shall be entitled to the benefit of them; and

(b)                                 hold in an interest-bearing suspense account any moneys received from an Intra- Group Creditor or on account of its liabilities under this Deed.

11                                  Preservation of Intra-Group Debt

11.1                        Preservation and accrual of Intra-Group Debt

Notwithstanding any term of this Deed postponing, subordinating or preventing the payment of the Intra-Group Debt:

(a)                                 the Intra-Group Debt shall remain owing or due and payable; and

(b)                                 interest, default interest, indemnity and other payments will accrue on the Intra-Group Debt, in accordance with the terms of the Junior Finance Documents.

11.2                        No waiver

No failure to exercise, nor any delay in exercising, any right or remedy in respect of the Intra- Group Debt because of any term of this Deed shall operate as a permanent waiver of them.

12                                  Power of attorney

Each Intra-Group Creditor irrevocably and by way of security appoints each of:

(a)                                 the Senior Creditor; and

(b)                                 any delegate or sub-delegate of the Senior Creditor,

Jointly and severally as such Intra-Group Creditor’s attorney to do anything which the Intra- Group Creditor must do under this Deed. A person appointed as attorney under this Clause may exercise this power in the Intra-Group Creditor’s name, on its behalf and in such manner as the attorney may in its or his absolute discretion think fil Each Intra-Group Creditor agrees, promptly on the request of the Senior Creditor, to ratify and confirm all actions the attorney has taken in accordance with this Clause.

13                                  Amendments

13.1                        Amendments In writing

Subject to Clause 13.2, no amendment to this Deed shall be effective unless it is in writing and signed by, or on behalf of, each party to this Deed.

13.2                        Amendments agreed between Creditors only

The Creditors may amend this Deed without the consent or involvement of the Company, If the amendment does not relate to the obligations of the Company under this Deed.

14                                  Waivers and consents

14.1                        Must be in writing

Any consent or waiver given by a party under or in connection with this Deed will only be effective if it is in writing.  Waiver of one breach does not waive or imply waiver of any further or other breach.

14.2                        Limited exercise is not a waiver

No failure to exercise, no delay in exercising and no single or partial exercise of a party’s right or remedy in relation to this Deed shall:

(a)                                 adversely affect that right or remedy;

(b)                                 waive it; or

(c)                                  prevent any further exercise of it or of any other right or remedy, except to the extent the parties have expressly agreed otherwise in writing.

15                                  Miscellaneous

15.1                        Interest on overdue amounts

15.1.1              If an Intra-Group Creditor fails to pay any amount payable by it under this Deed on its due date, it must, on demand by the Senior Creditor, pay interest on the overdue amount from the due date up to the date of actual payment (both before and after judgment).

15.1.2              The interest referred to in Clause 15.1.1 shall accrue at the rate which is equal to the aggregate of:

(a)                                 five per cent. per annum; and

(b)                                 the Prime Rate.

15.1.3              For the purpose of paragraph (b) of Clause 15.1.2, the Senior Creditor may (acting reasonably):

(a)                                 select successive periods of any duration of up to three months; and

(b)                                 determine the appropriate rate fixing day for that period.

15.1.4              Interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each period applicable to that overdue amount but will remain immediately due and payable.

15.2                        No prejudice

The Senior Creditor’s rights under this Deed are in addition to and shall not prejudice or affect any security or any other right or remedy in respect of the Senior Debt, whether from an Obligor or any guarantor or surety.

15.3                        lnformation

The Company consents to the disclosure by either Creditor to the other Creditor of any information about the Company.

16                                  Additional Parties

16.1                        Additional Intra-Group Creditors

16.1.1              The Company may request that any person (the New Intra-Group Creditor) becomes a Intra-Group Creditor.

16.1.2              The New Intra-Group Creditor shall become a Intra-Group Creditor if:

(a)                                 the Company and the New Intra-Group Creditor deliver to the Lender a duly completed and executed Intra-Group Creditor Accession Deed; and

(b)                                 the Company confirms that no Default is continuing or would occur as a result of the New Intra-Group Creditor becoming an Intra-Group Creditor.

16.2                        Additional Obligors

16.2.1              The Company may request that any person (the New Obligor) becomes an Obligor.

16.2.2              The New Obligor shall become an Obligor if:

(a)                                 the Company and the New Obligor deliver to the Lender a duly completed and executed Obligor Accession Deed; and

(b)                                 the Company confirms that no Default is continuing or would occur as a result of the New Obligor becoming an Obligor.

17                                  Notices

17.1                        Communications  in  writing

Any communication under or in connection with this Deed shall be in writing and, unless otherwise stated, must be made by letter.

17.2                        Addresses

17.2.1              The address (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with this Deed is that identified with its name below or any substitute address, department or officer as either party may notify to the other by not less than five Business Days’ notice.

17.2.2              The addresses referred to in Clause 17.2.1 are:

(a)                                 The Parent

Evolving Systems Inc.

9777 Pyramid Court, Suite 100

Englewood, CO 80112

Attention:                                         the Directors

(b)                                 The Company:

Evolving Systems Holdings Limited I Evolving Systems Limited I Evolving Systems BLS Ltd

2nd Floor

31 Chertsey Street

Guildford

Surrey

GU14HD

Attention:                                         Directors

(c)                                  The Original Intra-Group Creditors and Original Obligors:

As set out opposite its name in Schedule 1 (Original Intra-Group Creditors) and Schedule 2 (Original Obligors).

(d)                                 The Senior Creditor:

East West Bank

Technology & Commercial Banking Group

2350 Mission College Blvd., Suite 988

Santa Clara, CA 95054

Attention:                                         Chris Hetterly

17.3                        Delivery

17.3.1              Any communication or document made or delivered by one person to another under or in connection with this Deed will only be effective:

(a)                                 when it has been left at the relevant address; or

(b)                                 two Business Days (or, In the case of airmail, five Business Days) after being deposited in the post postage prepaid (or, as the case may be, airmail postage prepaid), in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of Its address details provided under Clause 17.2 (Addresses), if addressed to that department or officer.

18                                  Assignments

18.1                        Intra-Group Creditors

Each Intra-Group Creditor may not assign or otherwise dispose of:

(a)                                 any Intra-Group Debt: or

(b)                                 any of Its rights under this Deed or any Junior Finance Document, without the consent of the Senior Creditor.

18.2                        Senior Creditor

The Senior Creditor may assign or otherwise dispose of any of its rights under this Deed to any person to whom it assigns or transfers any of its rights or obligations under the Senior Facility Agreement.

19                                  Counterparts

This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

20                                  Governing law and enforcement

20.1                        Governing law

English law governs this Deed, its interpretation and any non-contractual obligations arising from or connected with it.

20.2                        Jurisdiction

20.2.1              The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed) (a Dispute).

20.2.2              The parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

20.2.3              Notwithstanding Clause 20.2.1, the Senior Creditor shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Senior Creditor may take concurrent proceedings in any number of jurisdictions.

20.3                        Service of process

20.3.1              Subject to Clause 20.3.3, the address for service of the Parent, each Intra-Group Creditor and each Obligor not incorporated in England and Wales (each a Foreign Company) under this Clause is:

FAO: Directors

Evolving Systems Holdings Limited I Evolving Systems Limited I Evolving Systems BLS Limited

2nd Floor

31 Chertsey Street

Guildford

Surrey

GU1 4HD

20.3.2              Without prejudice to any other mode of service allowed under any relevant law, any Service Document relating to proceedings before the English courts may be served on a Foreign Company at its address for service. That service may be made by pre-paid first class recorded delivery post or any other method allowed by law.

20.3.3              If a Foreign Company wishes to change its address for service to a different address in England or Wales, it may do so by giving the Senior Creditor at least 20 Business Days’ written notice of its new address for service.

20.3.4              In this Clause, “Service Document” means any claim form, application notice, judgment, order or other notice of legal process relating to this Deed.

This Deed has been entered Into on the date stated at the beginning of this Deed. It has been executed as a deed by the Parent, the Company, each Intra-Group Creditor and each Obligor and delivered by them as a deed on that date.

Schedule 1- Original Intra-Group Creditors

Name of Company	Registered number (or equivalent, If any)	Notice details

Evolving Systems, Inc.	2580274	Address:	9777 Pyramid Court, Suite 100 Englewood, CO 80112

		Attention:	Directors

Evolving Systems Holdings Limited	05272751	Address:	2nd Floor, 31 Chertsey Street, Guildford, Surrey
			GU1HD

		Attention:	Directors

Evolving Systems BLS Limited	10723209	Address:	2nd Floor, 31 Chertsey Street, Guildford, Surrey GU1 4HD

		Attention:	Directors

Evolving Systems Limited	02325854	Address:	2nd Floor, 31 Chertsey Street, Guildford, Surrey GU1 4HD

		Attention:	Directors

Schedule 2- Obligors

Name of Company	Registered number (or equivalent, If any)	Notice details

Evolving Systems, Inc.	2580274	Address:	9777 Pyramid Court, Suite 100 Englewood, CO 80112

		Attention:	Directors

Evolving Systems Holdings Limited	05272751	Address:	2nd Floor, 31 Chertsey Street, Guildford, Surrey GU1 4HD

		Attention:	Directors

Evolving Systems BLS Limited	10723209	Address:	2nd Floor, 31 Chertsey Street, Guildford, Surrey GU1 4HD

		Attention:	Directors

Evolving Systems Limited	02325854	Address:	2nd Floor, 31 Chertsey Street, Guildford, Surrey GU1 4HD

		Attention:	Directors

Signatories to Subordination Deed

Parent

Executed as a deed by	)
Evolving Systems, Inc.	)
acting by	)
	)	Richard A. Dinkel
)
being [a] person[s) who	)
In accordance with the law of Delaware	)
(is/are] acting under the	)
authority of the company	)

Company

Executed as a deed by	)
Evolving Systems Holdings Limited	) Richard A. Dinkel
acting by a director in the presence of:	)

Signature of witness :	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

Intra-Group Creditors

Executed as a deed by	)
Evolving Systems, Inc. acting by	)
)
)
	)	Richard A. Dinkel
being [a] person(s] who	)
in accordance with the law of Delaware	)
[Is/are] acting under the	)
authority of the company	)

Executed as a deed by	)
Evolving Systems Holdings Limited	)
acting by a director in the presence of:	) Richard A. Dinkel
)

Signature of witness:	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

Executed as a deed by	)
Evolving Systems Limited acting by	) Richard A. Dinkel
a director in the presence of:	)

Signature of witness:	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

Executed as a deed by	)
Evolving Systems BLS Limited acting by	) Richard A. Dinkel
a director in the presence of:	)

Signature of witness:	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

Obligors

Executed as a deed by	)
Evolving Systems, Inc. acting by	)
	)	Richard A. Dinkel
being [a] person[s) who	)
in accordance with the law of Delaware	)
is/are) acting under the authority	)
of the company	)

Executed as a deed by	)
Evolving Systems Holdings Limited	) Richard A. Dinkel
acting by a director in the presence of:	)

Signature or witness:	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

Executed as a deed by	)
Evolving Systems Limited acting by	) Richard A. DInkel
a director in the presence of:	)

Signature of witness:	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

Executed as a deed by	)
Evolving Systems BLS Limited	)
acting by a director in the	) Richard A. Dinkel
presence of:	)

Signature of witness:	Alice M. Ahern

Name of witness:	Alice M. Ahern

Address	9777 Pyramid Ct.
Englewood, CO 80112

The Senior Creditor

SIGNED by	)
	)	Chris Hetterly
for and on behalf of	)	Managing Director
East West Bank	)